SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 14, 2003

Medis Technologies Ltd.

(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

805 Third Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 935-8484

Item 9. Regulation FD Disclosure.

(a)                                  Certification by Chief Executive Officer of Quarterly Report

CERTIFICATION OF QUARTERLY REPORT

I, Robert K. Lifton, Chairman and Chief Executive Officer of Medis Technologies Ltd. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003

/s/ ROBERT K. LIFTON
Robert K. Lifton
Chairman and Chief Executive Officer

(b)                                 Certification by Chief Financial Officer of Quarterly Report

CERTIFICATION OF QUARTERLY REPORT

I, Israel Fisher, Chief Financial Officer of Medis Technologies Ltd. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 14, 2003

/s/ ISRAEL FISHER
Israel Fisher
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2003

MEDIS TECHNOLOGIES LTD.

By:

/s/ ROBERT K. LIFTON

Name:  Robert K. Lifton

Title: Chief Executive Officer